FORUM FUNDS

                        NEW HAMPSHIRE TAXSAVER BOND FUND


                         Supplement Dated July 19, 2001
                       to Prospectus Dated August 1, 2000


The section entitled "Investment Policies" on page 7 of the Prospectus has been amended in its entirety to read as follows:

The Fund invests  primarily in investment  grade municipal  securities and other
U.S. Government securities exempt from New Hampshire state interest and dividends tax. The Fund may, however, invest up to 20% of its total assets in securities the interest income on which is subject to Federal income tax or New Hampshire state interest and dividends tax. Municipal securities include municipal bonds, notes and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. The Fund invests in general obligation securities and revenue securities, including private activity bonds. Generally, the weighted average maturity of the Fund's portfolio securities is between 5 and 15 years.

The second paragraph of the section entitled "Taxes" on page 18 of the Prospectus has been amended in its entirety to read as follows:

Generally, the Fund's distributions of tax-exempt interest are not subject to Federal income tax, other than the Federal alternative minimum tax (the "AMT"), and New Hampshire state interest and dividends tax. The Fund's distributions of other net investment income and short-term capital gains are taxable to you as ordinary income. The Fund's distribution of its long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your Fund shares. It is anticipated that a significant portion of the Fund's net income will be exempt from Federal income tax, other than AMT, and New Hampshire State interest and dividends tax.